QuickLinks -- Click here to rapidly navigate through this document

LETTER OF TRANSMITTAL

for
8.52% Notes due 2004

(Cusip No. 667281AN9)
NORTHWEST AIRLINES, INC.
Offers to Exchange
2003-1 Pass Through Trust
10.5% Class D Pass Through Certificates, Series 2003-1
Applicable Underlying Payments Fully and Unconditionally Guaranteed by
Northwest Airlines Corporation
for 8.375% Notes due 2004
8.52% Notes due 2004
7 5/8% Notes due 2005
and 8.875% Notes due 2006
Pursuant to the Prospectus Dated October    , 2003

  THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 2, 2003, UNLESS EARLIER TERMINATED OR EXTENDED BY NORTHWEST AIRLINES, INC.

The Exchange Agent for the Exchange Offers is:

U.S. BANK NATIONAL ASSOCIATION

By Hand and Overnight Courier: U.S. Bank National Association West Side Flats Operations Center 60 Livingston Avenue St. Paul, Minnesota 55107 Attention: Specialized Finance 2nd Floor	By Registered or Certified Mail: U.S. Bank National Association West Side Flats Operations Center 60 Livingston Avenue St. Paul, Minnesota 55107 Attention: Specialized Finance 2nd Floor	By Facsimile (Eligible Institutions Only): (651) 495-8158 Attention: Specialized Finance

        For Information or Confirmation by Telephone: (800) 934-6802

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

        This Letter of Transmittal need not be completed if (a) the 8.52% Notes due 2004 ("8.52% Notes") are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offers—Procedures for Tendering" beginning on page 28 and (b) an "agent's message" is delivered to the Exchange Agent as described on page 29 of the Prospectus.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If 8.52% Notes are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2.

        This Letter of Transmittal (the "Letter") relates to the offers (the "Exchange Offers") of Northwest Airlines, Inc. ("Northwest") to exchange up to an aggregate principal amount of $551.8 million of 2003-1 Pass Through Trust, 10.5% Class D Pass Through Certificates, Series 2003-1 ("Class D Certificates") for 8.375% Notes due 2004 ("8.375% Notes"), 8.52% Notes due 2004, 7 5/8% Notes due 2005 ("7 5/8% Notes") and 8.875% Notes due 2006 ("8.875% Notes") (the 8.375% Notes, 8.52% Notes, 7 5/8% Notes and 8.875% Notes are collectively referred to as the "Outstanding Securities"), pursuant to the prospectus dated October    , 2003 (as may be amended or supplemented from time to time, the "Prospectus"). For each $1,000 principal amount of 8.52% Notes validly tendered and accepted for exchange, you will receive $1,200 principal amount of Class D Certificates, plus payment for accrued but unpaid interest on the 8.52% Notes through the Exchange Date (as defined below). All tenders of 8.52% Notes pursuant to the Exchange Offers must be received by the Exchange Agent prior to December 2, 2003; provided that Northwest reserves the right, at any time or from time to time, to extend the Exchange Offers at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offers are extended. Northwest will notify holders of the 8.52% Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

        The Exchange Offers are subject to certain conditions precedent as set forth in the Prospectus under the caption "The Exchange Offers—Conditions Precedent to the Exchange Offers," including the minimum condition that at least $5 million principal amount of Class D Certificates, in the aggregate, are issued in the Exchange Offers. We will accept up to a maximum face amount of (i) $120 million of 8.375% Notes, (ii) $160 million of 8.52% Notes, (iii) $120 million of 7 5/8% Notes and (iv) $50 million of 8.875% Notes in the Exchange Offers. If we receive tenders for more than the face amount of any series of Outstanding Securities than are set forth above, we will prorate the number of validly tendered Outstanding Securities in such series that we will accept from each tendering holder.

        This Letter is to be completed by a holder of 8.52% Notes if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offers—Procedures for Tendering" beginning on page 28, but only if an agent's message is not delivered through DTC's Automated Tender Offer Program ("ATOP"). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the Exchange Offers must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will also send an agent's message to the Exchange Agent for its acceptance. The agent's message will state that DTC has received an express acknowledgment from the tendering holder of 8.52% Notes, which acknowledgment will confirm that such holder of 8.52% Notes received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter, and that Northwest may enforce this Letter against such holder of 8.52% Notes. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offers in lieu of execution and delivery of this Letter by the DTC participant identified in the agent's message. Accordingly, this Letter need not be completed by a holder tendering through ATOP.

        Holders of 8.52% Notes who are unable to complete the procedures for book-entry transfer of their 8.52% Notes into the Exchange Agent's account at DTC prior to the Expiration Date must tender their 8.52% Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers—Procedures for Tendering—Guaranteed Delivery" on page 29.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

TENDER OF EXISTING NOTES

        The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offers.

        List below the 8.52% Notes to which this Letter relates. Tenders of 8.52% Notes will be accepted only in principal amounts equal to $1,000 and integral multiples thereof. If 8.52% Notes are registered in different names, a separate Letter must be submitted for each registered owner. See Instruction 2.

DESCRIPTION OF 8.52% NOTES TENDERED

Name of Registered Holder of 8.52% Notes Being Tendered as Listed on DTC Security Position Listing	Name of DTC Participant and Participant's DTC Account Number in which 8.52% Notes are Held and New Notes are to be Delivered	Aggregate Principal Amount of 8.52% Notes Tendered	Soliciting Dealer (See Instruction 5 Below)

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

        By execution hereof, the undersigned acknowledges that he or she has received the Prospectus and this Letter, which together constitute Northwest's Exchange Offers, to exchange up to an aggregate of $551.8 million principal amount of Class D Certificates for 8.375% Notes, 8.52% Notes, 7 5/8% Notes and 8.875% Notes, on the terms and subject to the conditions of the Prospectus.

        Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to Northwest the aggregate principal amount of 8.52% Notes indicated above pursuant to the Exchange Offers to exchange $1,200 principal amount of Class D Certificates for each $1,000 principal amount of 8.52% Notes validly tendered and accepted, plus payment of accrued but unpaid interest through the Exchange Date (as defined below). As used herein, "Exchange Date" shall mean the third business day following December 2, 2003, or, if Northwest extends the Exchange Offers, the third business day following the latest date and time to which the Exchange Offers are extended (as so extended, the "Expiration Date"); provided, however, that if proration of tendered securities is required, the Exchange Date shall occur on or prior to the seventh business day after the Expiration Date. Subject to, and effective upon, the acceptance of 8.52% Notes tendered hereby, by executing and delivering this Letter (or agreeing to the terms of this Letter pursuant to an agent's message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of Northwest all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of the 8.52% Notes tendered thereby; (ii) waives any and all rights with respect to the 8.52% Notes tendered; and (iii) releases and discharges Northwest, and U.S. Bank National Association, as Trustee under the indenture relating to the 8.52% Notes, from any and all claims such holder may have, now or in the future, arising out of or related to the 8.52% Notes. The undersigned acknowledges and agrees that the tender of 8.52% Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus.

        The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the 8.52% Notes tendered hereby and to acquire the Class D Certificates issuable upon the exchange of such tendered 8.375% Notes, and that, when and if the 8.52% Notes tendered hereby are accepted for exchange, Northwest will acquire good and unencumbered title to the tendered 8.52% Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Northwest to be necessary or desirable to transfer ownership of such 8.52% Notes on the account books maintained by DTC.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Northwest) with respect to such 8.52% Notes with full power of substitution to: (i) transfer ownership of such 8.52% Notes on the account books maintained by DTC to, or upon the order of, Northwest; (ii) present such 8.52% Notes for transfer of ownership on the books of

Northwest; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such 8.52% Notes; and (iv) deliver, in book-entry form, the Class D Certificates issuable upon acceptance of the 8.52% Notes tendered hereby, plus payment of accrued but unpaid interest on the 8.52% Notes accepted, together with any 8.52% Notes not accepted in the Exchange Offers, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offers as described in the Prospectus.

        All authority conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

        The Exchange Offers are subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offers—Conditions Precedent to the Exchange Offers." The undersigned recognizes that as a result of these conditions (which may be waived by Northwest, in whole or in part, in the sole discretion of Northwest), as more particularly set forth in the Prospectus, Northwest may not be required to accept all or any of the 8.52% Notes tendered hereby.

        The undersigned understands that a valid tender of 8.52% Notes is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter (or an agent's message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to Northwest (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the 8.52% Notes hereunder (including time of receipt) and acceptance of tenders and withdrawals of 8.52% Notes will be determined by Northwest in its sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

        The undersigned understands that, if $120 million face amount or less of 8.375% Notes, $160 million face amount or less of 8.52% Notes, $120 million face amount or less of 7 5/8% Notes and $50 million face amount or less of 8.875% Notes are validly tendered and not withdrawn prior to the Expiration Date, Northwest may accept for exchange all of such Outstanding Securities. Upon the terms and subject to the conditions of the Exchange Offers, if more than the maximum face amount set forth above of any series of Outstanding Securities is validly tendered and not withdrawn prior to the Expiration Date, Northwest may accept for exchange Outstanding Securities of such series from each tendering holder of such series on a pro rata basis.

        The undersigned acknowledges and agrees that issuance of Class D Certificates, plus a credit, in payment of accrued but unpaid interest on the 8.52% Notes through the Exchange Date, to a DTC account designated herein by the undersigned in exchange for validly tendered 8.52% Notes that are accepted in the Exchange Offers, will be made as promptly as practicable after the Exchange Date.

        In the event that the "Special Issuance and Payment Instructions" box is completed, the undersigned hereby understands and acknowledges that any 8.52% Notes representing principal amounts tendered but not accepted in the Exchange Offers will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that Northwest has no obligation pursuant to the "Special Issuance and Payment Instructions" box to transfer any 8.52% Notes from the name(s) of the registered holders thereof to the person indicated in such box, if Northwest does not accept any 8.52% Notes so tendered. The undersigned acknowledges and agrees that Northwest and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of 8.52% Notes, and may retain such 8.52% Notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

        Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery may be directed to the Information Agent, whose address and telephone number appear on the final page of this Letter. See Instruction 8 below.

Method of Delivery

☐
CHECK HERE IF TENDERED 8.52% NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED 8.52% NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

Delivered by Book-Entry Transfer?  ☐  Yes  ☐  No

Account Number:

Transaction Code Number:

Signature(s) of Holder(s) of 8.52% Notes:

        Must be signed by registered holder(s) of 8.52% Notes exactly as such participant's name appears on a security position listing as the owner of 8.52% Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

Date:

Name(s):

Capacity:

Address (Include Zip Code):

DTC Account to which Class D Certificates should be delivered and payment for accrued but unpaid interest up to but excluding the Exchange Date should be credited:

Tax Identification or Social Security Number (See Instruction 9):

Telephone Number (Include Area Code):

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
(See Instructions 2 & 7)

        To be completed ONLY if Class D Certificates plus accrued but unpaid interest for accepted 8.52% Notes are to be issued, and 8.52% Notes in a principal amount tendered but not accepted in the Exchange Offers are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified on page 3 above.

        Record ownership of Class D Certificates in book-entry form and credit payment for accrued but unpaid interest on accepted 8.52% Notes, and issue 8.52% Notes tendered but not accepted in the Exchange Offers, in the name and to the DTC account number set forth below.

Name:

DTC Account #:

Address (Including Zip Code):

Tax Identification or Social Security Number (See Instruction 9):

MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTIONS 2 & 3 BELOW) (CERTAIN SIGNATURES MUST BE GUARAN- TEED BY AN ELIGIBLE INSTITUTION):
Name of Eligible Institution Guaranteeing Signatures:

Address (Including Zip Code):

Telephone Number (Including Area Code):

Authorized Signature:

Printed Name:

Title:

Date:

INSTRUCTIONS

        1.    Delivery of Letter of Transmittal.    To tender 8.52% Notes in the Exchange Offers, book-entry transfer of the 8.52% Notes into the Exchange Agent's account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter, or an agent's message in lieu of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent, at its address set forth herein, prior to midnight New York City time on the Expiration Date. Tenders of 8.52% Notes in the Exchange Offers may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter.

        THE METHOD OF DELIVERY OF THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH DTC'S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF 8.52% NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF 8.52% NOTES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO NORTHWEST OR DTC.

        8.52% Notes tendered pursuant to the Exchange Offers may be withdrawn at any time prior to midnight New York City time on the Expiration Date, unless the Exchange Offers are extended with material changes in the terms thereof, in which case tenders of 8.52% Notes may be withdrawn under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered 8.52% Notes must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offers—Proper Execution and Delivery of Letters of Transmittal—Withdrawal of Tenders" on page 31.

        2.    Signatures on Letter of Transmittal, Powers and Endorsements.    This Letter must be signed by or on behalf of the registered holder(s) of the 8.52% Notes tendered hereby. The signature(s) on this Letter must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of 8.52% Notes is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

        If any of the 8.52% Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter.

        If this Letter or any 8.52% Notes or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Northwest, proper evidence satisfactory to Northwest of their authority so to act must be submitted with this Letter.

        3.    Guarantee of Signatures.    If this Letter is not signed by the holder, the holder must transmit a separate, properly completed power with this Letter (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

        An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), means:

  (i)
  Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

  (ii)
  Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

  (iii)
  Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

  (iv)
  National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

  (v)
  Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

        For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Letter should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this Letter should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this Letter must be guaranteed as provided above, and the holder must complete the Special Issuance and Payment Instructions above.

        You should consult your own tax advisor as to possible tax consequences resulting from the issuance of Class D Certificates, as described above, in a name other than that of the registered holder(s) of the surrendered 8.52% Notes.

        4.    Transfer Taxes.    Northwest will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Securities to Northwest in the Exchange Offers. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

  •
  if Class D Certificates in book-entry form are to be registered in the name of any person other than the person signing the Letter; or

  •
  if tendered Outstanding Securities are registered in the name of any person other than the person signing the Letter.

        If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Letter, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Outstanding Securities tendered by such holder.

        5.    Solicited Tenders.    Northwest will pay, or cause to be paid, to Soliciting Dealers (as defined herein), designated by the beneficial owner of 8.52% Notes validly tendered, accepted and exchanged in the Exchange Offers, a solicitation fee of 0.25% of the aggregate principal amount of the Outstanding Securities of each beneficial owner (up to a maximum of $250,000) accepted and exchanged in the Exchange Offers, with respect to which such Soliciting Dealer was designated.

        A Soliciting Dealer must first get approval from the beneficial owner of the Outstanding Securities tendered to have themselves designated as the soliciting dealer for that tender. In order to receive the soliciting dealer fee with respect to any tendered Outstanding Securities, the email must relate to Outstanding Securities that have been validly tendered and not withdrawn.

        "Soliciting Dealer" includes: (A) any broker or dealer which is a member in good standing of a registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc.; (B) any foreign broker or dealer that agrees to conform to the requirements set forth in the Prospectus and this Letter, with respect to the solicitation of tenders outside of the United States; and (C) any commercial bank and trust company having an office, branch or agency in the United States, any one of whom has solicited and obtained a tender pursuant to the Exchange Offers.

        Soliciting Dealers include organizations described in clauses (A), (B) and (C) above even when activities of such organizations in connection with the Exchange Offers consist solely of forwarding to clients materials relating to the Exchange Offers, including the Prospectus and this Letter, and tendering as directed by beneficial owners thereof; provided that under no circumstances shall any fee be paid to Soliciting Dealers more than once with respect to any 8.52% Notes. No Soliciting Dealer is required to make any recommendation to holders of 8.52% Notes as to whether to tender or refrain from tendering in the Exchange Offers. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Exchange Offers included any activities other than those described above, and for all purposes noted in all materials distributed in relation to the Exchange Offers, the term "solicit" shall be deemed to mean no more than processing 8.52% Notes tendered or forwarding to customers materials regarding the Exchange Offers, except as such term may be used in relation to the dealer manager.

        6.    Validity of Surrender; Irregularities.    All questions as to validity, form and eligibility of any surrender of the 8.52% Notes hereunder will be determined by Northwest, in its sole judgment (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. Northwest reserves the right to waive any irregularities or defects in the surrender of any 8.52% Notes and its interpretations of the terms and conditions of this Letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

        7.    Special Issuance and Payment Instructions and Special Delivery Instructions.    Indicate the name in which ownership of the Class D Certificates on the DTC security listing position is to be recorded and the name and DTC account number to which a credit for payment of accrued but unpaid interest on the 8.52% Notes is to be made if different from the name and account number of the person(s) signing this Letter. A Social Security Number will be required.

        8.    Additional Copies.    Additional copies of this Letter may be obtained from the Information Agent at the address listed below.

        9.    Substitute Form W-9.    You are required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the holder's social security number or employer identification number, and with certain other information, on Substitute Form W-9, which is provided above and to certify under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service ("IRS") and a federal income tax backup withholding on the payment of the amounts due. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on payment of the amounts due until a TIN is provided to the Exchange Agent.

IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE INFORMATION AGENT

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 549-6650

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a holder whose 8.52% Notes are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 (provided above). If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such holder pursuant to this Letter may be subject to backup withholding.

        Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        If backup withholding applies, the Exchange Agent may be required to backup withhold on any such payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

What Number to Give the Paying Agent

        The holder is required to give the Exchange Agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered 8.52% Notes. If the 8.52% Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on all cash payments until a TIN is provided to the Exchange Agent.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payor.—Social security numbers have nine digits separated by two hyphens, as follows: 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen, as follows: 00-0000000. The table below will help determine the number to give the payor. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:	Give the social security number of—

1. Individual	The Individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship	The owner(3)
For this type of account:	Give the employer identification number of—

6. Sole proprietorship	The owner(3)
7. A valid trust, estate, or pension trust	The legal entity(4)
8. Corporate	The corporation
9. Association, club, religious, charitable, educational, or other non-profit organization	The organization
10. Partnership	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.
Circle the minor's name and furnish the minor's social security number.

3.
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

4.
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

  •
  An organization exempt from taxation under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly owned agency or instrumentality of any one or more of the foregoing.

  •
  An international organization or any wholly owned agency or instrumentality of either of the foregoing.

  •
  A foreign government, a political subdivision of a foreign government, or any wholly owned agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund maintained by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

  •
  A trust exempt from tax under Section 664(c) or described in Section 4947(a).

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payor.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payors, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payor. Certain penalties may also apply.

Penalties

        (1)   Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)   Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

        (3)   Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

PAYOR'S NAME: U.S. Bank National Association

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Payor's Request for Taxpayer Identification Number (TIN)
PART 2
Certification—Under penalty of perjury, I certify that:
(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
	(3) I am a U.S. person (including a U.S. resident alien).	Social Security Number OR Employer Identification Number Part 3— ☐ Awaiting TIN

CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
	SIGNATURE	DATE

Sign Here

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld.

Signature	Date	, 20

QuickLinks

TENDER OF EXISTING NOTES
PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS
Method of Delivery
SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS (See Instructions 2 & 7)
INSTRUCTIONS
IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE INFORMATION AGENT
IMPORTANT TAX INFORMATION
What Number to Give the Paying Agent
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE